UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  April 30, 2018

Item 1. Reports to Stockholders.

Soundwatch Core Hedged Equity Fund
Institutional Class (BHHEX)

Semi-Annual Report to Shareholders
April 30, 2018

Table of Contents

Shareholder Letter	1
Expense Example	3
Allocation of Portfolio Holdings	4
Schedule of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Additional Information	16
Approval of Investment Advisory Agreement	17
Privacy Notice	19
Directory of Fund’s Service Providers	Back Cover

Dear Shareholder,

For the first half of the fiscal year ended April 30, 2018, the per share net asset value of the Soundwatch Core Hedged Equity Fund Institutional Class (BHHEX) has appreciated by .78%, compared to a decrease of 2.55% for our peers in the Morningstar Options-based Category and an increase of 3.82% for the S&P 500 Total Return benchmark index (S&P 500).

We therefore outperformed our Morningstar peers by 3.33% and underperformed the S&P 500 by 3.04%.  Our underperformance to the S&P 500 occurred in the melt up of the market from October 30, 2017 to January 26, 2018 where the S&P 500 rapidly gained 12.08% in under 3 months.  BHHEX captured 7.85% of this rise, lagging the benchmark by 4.22% for a capture rate of 65%.  The S&P 500 then fell 10.10% in the following 9 trading days, resulting in the Chicago Board Options Exchange Volatility Index (VIX) spiking from 11.08% to 50.30% during that same period.  With an average volatility over the last 6 months of 13.66 vs 15.98 for the S&P 500, BHHEX had 85% of the volatility of its benchmark, which is within its expectations to deliver less volatile returns compared to the benchmark.

While we expect to outperform our benchmark over market cycles, the strategy tends to underperform in fast upward markets which we witnessed from October to January, and aims to earn this lag over time and cycles through option income as well as downside protection from protective puts.  The fund narrowed this lag from 4.22% to 3.04% by the end of the half.

Portfolio & Economic Outlook

Generally, we are agnostic about broad macroeconomic factors and do not attempt to forecast or time markets. Instead, we are primarily focused on the efficient execution of our proprietary systematic Hedged Equity model based on our Buy, Hold and Hedge philosophy. We buy and hold our core underlying ETF portfolio and systematically adjust our option positions to produce our income and risk targets.

With the sharp rally at the start of this half, followed by a 10% market correction in February, the first half witnessed both strong bull and bear scenarios within a very short period of time.  With the market not far from historic highs, global trade tensions and mid-term elections in November, the second half of the year will likely be just as eventful as the first. We are pleased our fund handled the volatility shock of 2018 and continue to aim for benefits from our core equity holding, option income and protection for the latter half of the year.

Sincerely,

Robert Hammer
Chief Investment Officer, Soundwatch Capital LLC

The S&P 500® Total Return index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7.8 trillion benchmarked to the index, with index assets comprising approximately USD 2.2 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market. One cannot invest directly in an index.

The Morningstar Option Writing Category was introduced on April 29, 2016. Option writing managers use options as a significant and consistent part of their overall investment strategy. Trading options may introduce asymmetric return properties to an equity investment portfolio. These investments may use a variety of strategies, including but not limited to: put writing, covered call writing, option spread, options-based hedged equity, and collar strategies. In addition, option writing funds may seek to generate a portion of their returns, either indirectly or directly, from the volatility risk premium associated with options trading strategies.

The Chicago Board Options Exchange Volatility Index (VIX® Index) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, the VIX Index has been considered by many to be the world's premier barometer of investor sentiment and market volatility.

Annualized price volatility is defined as the standard deviation of daily lognormal price returns, multiplied by the square root of 252, the number of trading days in a full calendar year.

Opinions expressed are those of Soundwatch Funds and are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs. The Fund may also use options which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The value of put options on ETFs sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF's shares may trade at a discount to its NAV or an active trading market for its shares may not develop or be maintained. Trading of an ETF's shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF's shares. A decline in the value of an investment in a single issuer could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio. There can be no assurance that the Fund will grow to or maintain an economically viable size.

The Soundwatch Capital Core Hedged Equity Fund is distributed by Quasar Distributors, LLC.

Soundwatch Core Hedged Equity Fund
Expense Example
April 30, 2018 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Institutional Class
Actual Fund Return	$ 1,000.00	$ 1,007.80	$ 4.93
Hypothetical 5% Return	1,000.00	1,019.89	4.96

(1)
Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Soundwatch Core Hedged Equity Fund
Allocation of Portfolio Holdings
April 30, 2018 (Unaudited)
(Calculated as a percentage of Total Investments)

Soundwatch Core Hedged Equity Fund
Schedule of Investments
April 30, 2018 (Unaudited)

	Shares		Value
EXCHANGE TRADED FUND ― 86.3% (1)
iShares Core S&P 500 ETF	322,000		$85,751,820
TOTAL EXCHANGE TRADED FUND (Cost $78,736,303)			85,751,820

SHORT-TERM INVESTMENT ― 7.7%
Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 1.58% (2)	7,644,659		7,644,659
TOTAL SHORT-TERM INVESTMENT (Cost $7,644,660)			7,644,659

TOTAL INVESTMENTS ― 94.0% (Cost $86,380,963)			93,396,479
Other Assets in Excess of Liabilities ― 6.0%			5,946,844
TOTAL NET ASSETS ― 100.0%			$99,343,323

PURCHASED OPTIONS ― 5.6%(3)	Contracts	Notional ($)	Value
Call Options ― 0.5%
S&P 500 Index at $2,800, Expires December 21, 2018	89	23,567,645	492,170
Total Call Options Purchased (Premiums paid $1,292,325)			492,170

Put Options ― 5.1%
S&P 500 Index at $2,400, Expires September 21, 2018	179	47,400,095	657,825
S&P 500 Index at $2,700, Expires September 21, 2018	134	35,483,870	1,571,820
S&P 500 Index at $2,375, Expires December 21, 2018	179	47,400,095	991,660
S&P 500 Index at $2,675, Expires December 21, 2018	134	35,483,870	1,819,720
Total Put Options Purchased (Premiums paid $5,849,089)			5,041,025
TOTAL PURCHASED OPTIONS (Premiums paid $7,141,414)			$5,533,195

WRITTEN OPTIONS ― (1.6%)(3)
Written Call Options ― (0.1%)
S&P 500 Index at $2,700, Expires May 4, 2018	(36)	(9,532,980)	(5,130)
S&P 500 Index at $2,710, Expires May 11, 2018	(143)	(37,867,115)	(54,340)
Total Written Call Options - (Premiums received $212,872)			(59,470)

Written Put Options ― (1.5%)
S&P 500 Index at $2,685, Expires May 4, 2018	(54)	(14,299,470)	(210,870)
S&P 500 Index at $2,700, Expires May 4, 2018	(36)	(9,532,980)	(186,840)
S&P 500 Index at $2,705, Expires May 4, 2018	(107)	(28,334,135)	(605,085)
S&P 500 Index at $2,690, Expires May 11, 2018	(107)	(28,334,135)	(533,395)
Total Written Put Options - (Premiums received $1,143,142)			(1,536,190)
TOTAL WRITTEN OPTIONS (Premiums Received $1,356,014)			$(1,595,660)

Percentages are stated as a percent net of assets.

(1)	See Note 6.
(2)	The rate is the annualized seven-day yield at period end.
(3)	Non-income producing securities.

The accompanying notes are an integral part of these financial statements.

Soundwatch Core Hedged Equity Fund
Statement of Assets and Liabilities
April 30, 2018 (Unaudited)

Assets:
Investments in securities, at fair value (cost $86,380,963)	$93,396,479
Purchased options, at fair value (cost $7,141,413)	5,533,195
Deposits with broker	1,458,482
Receivables:
Fund shares sold	655,529
Interest receivable	5,569
Prepaid expenses	6,456
Total assets	101,055,710

Liabilities:
Written options, at fair value (premiums received $1,356,014)	$1,595,660
Payables:
Investment management fee payable	49,790
Interest payable	2,045
Accrued other expenses	64,892
Total liabilities	1,712,387

Net Assets	$99,343,323

Components of Net Assets:
Paid-in capital	$94,733,485
Undistributed net investment income	101,110
Accumulated net realized loss on investments, purchased options, and written options	(658,924)
Net unrealized appreciation/depreciation on:
Investments	7,015,516
Purchased options	(1,608,218)
Written options	(239,646)
Net Assets	$99,343,323

Institutional Class:
Net Assets	$99,343,323
Shares Issued and Outstanding (unlimited number of shares authorized, no par value)	5,762,945
Net Asset Value, Redemption Price and Offering Price Per Share	$17.24

The accompanying notes are an integral part of these financial statements.

Soundwatch Core Hedged Equity Fund
Statement of Operations
For the Six Months Ended April 30, 2018 (Unaudited)

Investment Income:
Dividend income	$759,921
Interest income	19,294
Total investment Income	779,215

Expenses:
Investment management fee (Note 3)	377,047
Service fees	44,407
Administration and fund accounting fees	39,674
Transfer agent fees and expenses	18,713
Interest expense	16,398
Registration fees	8,688
Audit fees	8,678
Compliance fees	6,502
Directors fees	5,938
Custody fees	4,943
Legal fees	4,801
Printing expense	3,113
Miscellaneous expenses	2,022
Insurance fees	1,379
Total expenses	542,303
Expenses waived by the Adviser (Note 3)	(104,499)
Net expenses	437,804
Net Investment Income	341,411

Realized and Unrealized Gain (Loss) on Investments, Purchased Options and Written Options:
Net realized gain (loss) on:
Investments	(103,128)
Purchased options	144,210
Written options	(965,692)
Net realized loss	(924,610)
Net change in unrealized appreciation (depreciation) on:
Investments	2,160,064
Purchased options	(919,722)
Written options	(362,712)
Net change in unrealized appreciation (depreciation) on:	877,630
Net realized and unrealized loss on investments, purchased options, and written options	(46,980)

Net Increase in Net Assets from Operations	$294,431

The accompanying notes are an integral part of these financial statements.

Soundwatch Core Hedged Equity Fund
Statement of Changes in Net Assets

	For the Six Month Ended April 30, 2018 (Unaudited)	For the Period November 30, 2016* through October 31, 2017
Increase in Net Assets from:
Operations:
Net investment income	$341,411	$314,959
Net realized gain (loss) on investments, purchased options, short sales and written options	(924,610)	265,686
Net change in unrealized appreciation (depreciation) on investments, purchased options, and written options	877,630	4,290,022
Net increase in net assets from operations	294,431	4,870,667

Distributions to Shareholders:
Net investment income	(532,239)	(23,021)
Total distributions to shareholders	(532,239)	(23,021)

Capital Transactions:
Proceeds from shares sold	22,738,702	75,517,675
Reinvestment of distributions	532,239	23,021
Cost of shares repurchased	(2,175,381)	(1,902,771)
Net increase in net assets from capital transactions	21,095,560	73,637,925
Total increase in net assets	20,857,752	78,485,571

Net Assets
Beginning of period	78,485,571	-
End of period	$99,343,323	$78,485,571
Undistributed net investment income	$101,110	$291,938

Capital Share Transactions:
Shares sold	1,298,071	4,673,554
Shares reinvested	29,968	1,519
Shares repurchased	(124,426)	(115,741)
Net increase in shares outstanding	1,203,613	4,559,332

* Inception date The accompanying notes are an integral part of these financial statements.

Soundwatch Core Hedged Equity Fund
Financial Highlights
Institutional Class
Per Share Data for a Share Outstanding Throughout the Period.

	For the Six Month Ended April 30, 2018 (Unaudited)		For the Period November 30, 2016* through October 31, 2017

Net Asset Value, Beginning of Period	$17.21		$15.00

Income from Investment Operations:
Net investment income(1)	0.07		0.14
Net realized and unrealized gain on investments	0.07		2.15
Total income from investment operations	0.14		2.29

Less Distributions:
Net investment income	(0.11)		(0.08)
Total distributions	(0.11)		(0.08)

Net Asset Value, End of Period	$17.24		$17.21

Total Return(2)	0.78%		15.33%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$99,343		$78,486
Ratio of expenses to average net assets (4)
Before fees waived by the Adviser	1.22%	(3)	1.63%	(3)
After fees waived by the Adviser	0.99%	(3)	1.06%	(3)
Ratio of net investment income to average net assets (5)
After fees waived by the Adviser	0.77%	(3)	0.93%	(3)

Portfolio Turnover Rate(2)	8%		3%

*	Inception date
(1)	Computed using the average shares method.
(2)	Not annualized
(3)	Annualized
(4)
The ratio of expenses to average net assets includes interest expense and dividends on short positions. For the periods ended April 30, 2018 and October 31, 2017, the ratio of expenses to average net assets excluding interest expense and dividends before fees waived by the Adviser was 1.19% and 1.52%, respectively. Excluding interest expense and dividends on short positions, the ratio of expenses to average net assets, after fees waived by the Adviser, was 0.95% and 0.95%, respectively.

(5)
The ratio of net investment income to average net assets includes interest expense and dividends on short positions. For the periods ended April 30, 2018 and October 31, 2017, the ratio of net investment income to average net assets excluding interest expense and dividends after fees waived by the Adviser was 0.81% and 1.04%, respectively.

The accompanying notes are an integral part of these financial statements.

Soundwatch Core Hedged Equity Fund
Notes to Financial Statements
April 30, 2018 (Unaudited)

NOTE 1 – Organization

The Soundwatch Core Hedged Equity Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”).  The Trust was organized on August 29, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  Soundwatch Capital, LLC (the “Adviser”) serves as the investment manager to the Fund. The investment objective of the Fund is to provide long-term capital appreciation. The inception date of the Fund was November 30, 2016.

NOTE 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation –Securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. The Adviser anticipates that the Fund's portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options will be priced at intrinsic value. For options where market quotations are not readily available, fair value shall be determined by the Fund’s Adviser with oversight by the Trust’s Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -
quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -
observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Soundwatch Core Hedged Equity Fund
Notes to Financial Statements
April 30, 2018 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of April 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Fund	$85,751,820	$-	$-	$85,751,820
Short-Term Investment	7,644,659	-	-	7,644,659
Purchased Options	-	5,533,195	-	5,533,195
Total	$93,396,479	$5,533,195	$-	$98,929,674

Liabilities
Written Options	$-	$(1,595,660)	$-	$(1,595,660)
Total	$-	$(1,595,660)	$-	$(1,595,660)

See the Schedule of Investments for further detail of investment classifications.

The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels at period end.

There were no Level 3 securities held at period end.

(b) Derivatives – The Fund invests in certain derivatives, as detailed below, to meet its investment objectives.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested by investing in a derivative instrument. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes.  There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the period ended April 30, 2018 was related to the use of purchased and written options. The Fund systematically writes (sells) equity index and/or ETF call options, covered calls and option spreads to generate additional income. A portion of the proceeds is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance.

As the seller of an index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Soundwatch Core Hedged Equity Fund
Notes to Financial Statements
April 30, 2018 (Unaudited)

The Fund also buys index and/or ETF put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index and/or ETF put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously. Under certain market conditions, the selling of call options, including covered call options, or option spreads and purchasing of protective put options or put spreads may limit the upside returns of the Fund.

The Fund had outstanding purchased and written option contracts as listed on the Schedule of Investments as of April 30, 2018.  The fair market value of purchased and written options are reported separately on the Statement of Assets and Liabilities, and the realized and change in unrealized gains are reported separately on the Statement of Operations.  The primary risk category for all option positions during the fiscal period was equity risk.

For the period ended April 30, 2018, the month-end average number of purchased and written option contracts for the Fund was 766 and (576), respectively.

(c) Federal Income Taxes - The Fund has elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the period ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the Statement of Operations. During the period, the Fund did not incur any interest or tax penalties. As of April 30, 2018, open tax periods subject to examination by the tax authorities in the United States also include the tax period ended October 31, 2017. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed annually. Net realized gains from investment transactions, if any, are distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(f) Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Security Transactions and Investment Income – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis.

Soundwatch Core Hedged Equity Fund
Notes to Financial Statements
April 30, 2018 (Unaudited)

NOTE 3 – Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.85%.  Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will waive/reimburse the Fund for expenses in excess of 0.95% of average daily net assets, excluding taxes, interest expense, dividends on securities sold short, extraordinary expenses, and acquired fund fees and expenses.

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to 36 months following the month in which the Adviser reduced its compensation and/or assumed expenses for the Fund, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established cap on expenses for that year.

At April 30, 2018, the amounts waived by the Adviser is as follows:

Year Waived / Reimbursed	Amounts Available for Recoupment	Expiration
2017	$ 193,652	October 31, 2020
2018	104,499	April 30, 2021
	$ 298,151

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund’s administrator and transfer agent. The officers of the Trust are employees of USBFS.  U.S. Bank serves as the Fund’s custodian.  Quasar Distributors, LLC, an affiliate of USBFS, acts as the Fund’s distributor and principal underwriter. For the period ended, April 30, 2018, the Fund incurred the following expenses for administration, fund account, transfer agent and Chief Compliance Office:

Administration & fund accounting	$ 39,674
Custody	$ 4,943
Transfer Agency	$ 18,713
Chief Compliance Officer	$ 6,502

At April 30, 2018, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agent fees and to U.S. Bank for custody fees in the following amounts:

Administration & fund accounting	$ 19,739
Custody	$ 1,709
Transfer Agency	$ 9,713
Chief Compliance Officer	$ 3,457

The Independent Trustees were paid $5,938 for their services and reimbursement of travel expenses during the period ended April 30, 2018.  The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Soundwatch Core Hedged Equity Fund
Notes to Financial Statements
April 30, 2018 (Unaudited)

NOTE 4 – Investment Transactions

Purchases and sales of long-term investment securities for the period ended April 30, 2018, were as follows:

Purchases	$13,226,597
Sales	$7,139,995

NOTE 5 – Federal Income Tax Information

At October 31, 2017, the components of accumulated earnings (deficit) for income tax purposes were as follows:

	Investments	Written Options*
Cost of Investments	$73,754,434	$-
Gross Unrealized Appreciation	4,855,174	-
Gross Unrealized Depreciation	-	-
Net Unrealized Appreciation (Depreciation) on Investments	4,855,174	-

Undistributed ordinary income	291,938	-
Undistributed long-term capital gains	-	-
Accumulated earnings	291,938	-
		-
Other accumulated gain (loss)	(299,466)	-
Total accumulated gain (loss)	$4,847,646	-

*There is no cost of written options.  For tax purposes, index-based options are treated as realized gains or losses based on market values at year end.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales and marked-to-markets.

At October 31, 2017, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$ 218,999	$ 80,467	$ 299,466

The tax character of distributions paid during the period ended April 30, 2018 and period ended October 31, 2017 were as follows:

	Period Ended April 30, 2018	Period Ended October 31, 2017
Distributions Paid From:
Ordinary Income	$532,239	$23,021
Total Distributions Paid	$532,239	$23,021

Soundwatch Core Hedged Equity Fund
Notes to Financial Statements
April 30, 2018 (Unaudited)

NOTE 6 – Underlying Investments in Other Investment Companies

The Fund currently invests a portion of its assets in iShares Core S&P 500 ETF (“IVV”).  The Fund may redeem its investment from IVV at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of IVV.  The financial statements of IVV, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of April 30, 2018, the percentage of the Fund’s net assets invested in IVV was 86.3%.

NOTE 7 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

Soundwatch Core Hedged Equity Fund
Additional Information
April 30, 2018 (Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Fund’s Form N-PX is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Soundwatch Core Hedged Equity Fund
Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on February 28, 2018, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Soundwatch Capital, LLC (“Soundwatch” or the “Adviser”), for the Soundwatch Core Hedged Equity Fund (the “Fund”).  In advance of the February meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement.  In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each individual Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of Soundwatch, including information regarding its compliance program, chief compliance officer and compliance record.  The Board also considered the existing relationship between Soundwatch and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that Soundwatch had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•
In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and the Adviser’s similarly managed accounts.  The Board considered that, since inception, the Fund had outperformed relative to its peer group and had trailed the broad-based securities market index, to which the Fund compares its performance results.  The Board observed, however, that the Fund had only slightly more than a year of performance results, which is a relatively short period of time from which to draw any meaningful conclusions.

•
The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds.  The Board considered the Adviser’s commitment to the Fund, noting that the Adviser had contractually agreed to extend the cap on Fund expenses for another year.  The Board noted that the Fund’s advisory fee and net expense ratio were somewhat lower than the peer group median and average.  After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Soundwatch were fair and reasonable.

•
With respect to the Fund, the Trustees considered Soundwatch’s assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved.  The Board also considered the Adviser’s commitment to maintain its cap on Fund expenses and its plans to enhance the firm’s operations and capabilities through reinvestment in its business.  The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

Soundwatch Core Hedged Equity Fund
Approval of Investment Advisory Agreement (Unaudited)

•
The Trustees considered the profitability of Soundwatch from managing the Fund.  In assessing Soundwatch’s profitability, the Trustees reviewed Soundwatch’s financial information that was provided in the Board materials and took into account both the direct and indirect benefits to Soundwatch from managing the Fund.  The Trustees concluded that Soundwatch’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, Soundwatch appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

 Privacy Notice

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Soundwatch Capital, LLC
485 Madison Avenue, 7th Floor
New York, NY 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Back Cover

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By    /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date  July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By     /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date  July 6, 2018

By     /s/ Russell B. Simon
Russell B. Simon, Treasurer
Date  July 6, 2018